UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21384

New River Funds

(Exact name of Registrant as specified in charter)

1881 Grove Avenue, Radford, VA                          24141

(Address of principal executive offices)

(Zip code)

James Colantino

            c/o Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2603

Date of fiscal year end:

8/31

Date of reporting period:

8/31/06

Item 1.  Reports to Stockholders.

NEW RIVER SMALL CAP FUND

NEW RIVER CORE EQUITY FUND

INVESTMENT MANAGER

NEW RIVER ADVISERS LLC

1881 GROVE AVENUE

RADFORD, VA 24141

ANNUAL REPORT

AUGUST 31, 2006

New River Funds

C.E.O.’s Letter

Dear Fellow Shareholders,

The third anniversary of New River Advisers and the New River Funds is upon us.  In that time we have seen many changes both in the US economy, the stock markets and around the globe.  As I write this letter in mid-October the Dow Jones Industrial Average has closed at a record high and more than 1,200 points higher than it was on the first day of the year.  But, it has been a volatile movement that included a precipitous drop beginning in May and ending in mid-June that saw a 1,000 point fall.  In that same time period the Russell 2000 fell 12.49 percent, though it is currently up 1.03%.  The middle east, oil reserves, North Korea, inflation, housing and commodity markets are just a few of the things that are driving investors and traders this year.

For th e fiscal fourth quarter and year ended August 31, our Funds have performed poorly.  For the three month period ended August 31, the New River Core Equity Fund is down 0.24% and the New River Small Cap Fund is down 3.70%.  This compares to a 3.15% gain by the S&P 5001 and a 0.25% gain by the Russell 20002.  For the year ended August 31, the Core Equity Fund is up 2.17% versus an 8.88% gain by the S&P 500, while the Small Cap Fund is up only 1.14% in contrast to the 9.36% return of the Russell 2000.

As shareholders and as the Funds’ managers we are disappointed by recent performance, but we remain committed to our belief that over time, owning good companies with good management teams will reward investors.  This is the space that we know, and in which we believe that we can add value.  We will only offer funds in categories that we understand and can make a difference in.  There are periods, such as this, when such companies and such an investment style are not in favor and in which other strategies are more rewarding (yes, there are trends in investing just are there are in fashion).  For this reason and others, it may be wise to have a diversified portfolio of assets and asset classes. Bonds can be an important part of most portfolios, as can real estate.  Growth stocks and international stocks may also be part of a well diversified portfolio.  These other asset classes are not areas of our expertise.  We hope you will continue to allow us the privilege of managing your large and small cap portfolios, and we encourage you to balance your overall portfolio.  The need for balance in a portfolio is true at all times, and I encourage you never to put a disproportionate portion of your assets in any one class , regardless of how well it is

___________________________

The performance data shown is past performance.  Past performance does not guarantee future results and current performance may be lower or higher that the performance shown.  Investment return and principal value will fluctuate and investor shares, when redeemed, may be more or less than their original cost.  For more performance numbers current to the most recent month-end please visit www.newriverfunds.com or by calling (866) NRA-FUND.  For full details about the F und s , please read your prospectus.

New River Funds

currently performing (not even in our own New River Funds).  Conversely, I encourage you not to abandon an asset class just because of its underperformance.

We believe that higher quality stocks are the most undervalued sector of the market. Quality names are on sale right now.  Our portfolio managers assess their positions with every company update, major news release, and financial report.  We like the companies that we own and we believe in their long term prospects.  If events suggest we are wrong in our convictions, we will sell the stocks (as we have in a few cases this year, most notably H&R Block and Tyco within the New River Core Equity Fund).  We will continue our current investment processes and we believe that we will be rewarded over time.  Your commitment to us in the form of your capital is something we take most seriously, and we are equally committed to earning such trust and maintaining it.  It is my sincere hope to report better news to you in my next letter.

Regards,

Robert M. Patzig

Chief Executive Officer

1 The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  An investor cannot invest directly in an index.

2 The Russell 2000 is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies and includes the reinvestment of all dividends.  An investor cannot invest directly in an index.

Investors should carefully consider the investment objectives, risks, charges and expenses of New River Funds.  This and other information about the New River Funds is contained in your prospectus and should be read carefully.  The prospectus can be obtained by calling toll free 1-866-NRA-FUND (1-866-672-3863) or by visiting us on the web site at www.newriverfunds.com.

New River Funds are distributed by Aquarius Fund Distributors, LLC, Member NASD.

0675-AFD-10/19/2006

New River Small Cap Fund

Performance of a $10,000 Investment

October 1, 2003* through August 31, 2006

Average Annual Total Returns for Periods Ended August 31, 2006
		Since
	One Year	Inception*
Small Cap Fund	1.14%	14.11%

_________

* The Small Cap Fund commenced operations on October 1, 2003.

The Russell 2000 is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.  Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.

Portfolio Holdings by Industry	% of Net Assets		% of Net Assets
Common Stocks	92.33%	Retail	4.82
Machinery	14.33	Apparel Manufacturers	4.57
Energy	10.04	Recreational Products	3.39
Telecommunications Equipment	9.46	Coal	3.10
Financial Services	9.33	Environmental Control	3.05
Basic Materials	6.90	Healthcare	2.50
Construction Services	5.34	Short-Term Investments	9.06
Food Processing	5.25	Other Assets Less Liabilities	(1.39)
Diversified Manufacturing	5.23	Total Net Assets	100.00
Chemicals	5.02

Top Ten Portfolio Holdings**	% of Net Assets		% of Net Assets
Newport Corp.	5.34%	OGE Energy Corp.	5.14
URS Corp.	5.34	Flowserve Corp.	5.11
AGCO Corp.	5.28	Lubrizol Corp.	5.02
Smithfield Foods, Inc.	5.25	Newfield Exploration Co.	4.90
Trinity Industries, Inc.	5.23	Affiliated Managers Group	4.76

**As of August 31, 2006.  Excludes short-term investments.

New River Core Equity Fund

Performance of a $10,000 Investment

October 1, 2003* through August 31, 2006

Average Annual Total Returns for Periods Ended August 31, 2006
		Since
	One Year	Inception*
Core Equity Fund	2.17%	8.73%

____________

* The Core Equity Fund commenced operations on October 1, 2003.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.  Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.

Portfolio Holdings by Industry	% of Net Assets		% of Net Assets
Common Stocks	97.29	Computer Software & Programming	3.04
Financial Services	16.36	Medical – Products	2.92
Oil & Gas	10.89	Food Products	2.89
Retail	10.70	Telephone	2.82
Insurance	8.23	Healthcare	2.67
Computer Services	7.93	Medical – Labs	2.58
Telecommunications	6.02	Building Materials	2.53
Conglomerates	5.53	Construction Services	2.13
Beverages	3.53	Short-Term Investments	2.52
Aerospace/Defense	3.31	Other Assets Less Liabilities	0.19
Chemicals	3.21	Total Net Assets	100.00

Top Ten Portfolio Holdings**	% of Net Assets		% of Net Assets
Allstate Corp.	4.74	GlobalSantaFe Corp.	3.84
Foot Locker, Inc.	4.30	First Data Group	3.77
Goldman Sachs Group, Inc.	4.24	Devon Energy Corp.	3.71
Affiliated Computer Services, Inc.	4.16	Citigroup, Inc.	3.70
Franklin Resources, Inc.	4.13	PepsiCo, Inc.	3.53

**As of August 31, 2006.  Excludes short-term investments

New River Funds
Small Cap Fund - Schedule of Investments
August 31, 2006

	Shares	Market Value
COMMON STOCKS- 92.33%
Apparel Manufacturers - 4.57%
Columbia Sportswear Co.*	34,560	$ 1,687,219

Basic Materials - 6.90%
Caraustar Industries, Inc *	115,315	872,935
Quanex Corp.	48,840	1,676,677
		2,549,612
Chemicals - 5.02%
Lubrizol Corp.	42,645	1,854,631

Coal - 3.10%
James River Coal Co.*	77,800	1,145,994

Construction Services - 5.34%
URS Corp.*	48,705	1,974,988

Diversified Manufacturing - 5.23%
Trinity Industries, Inc.	57,905	1,931,711

Energy - 10.04%
Newfield Exploration Co.*	41,868	1,810,372
OGE Energy Corp.	51,020	1,899,985
		3,710,357
Environmental Control - 3.05%
Darling International, Inc. *	273,250	1,128,523

Financial Services - 9.33%
Affiliated Managers Group*	19,000	1,758,070
Washington Federal, Inc.	76,042	1,689,653
		3,447,723
Food Processing - 5.25%
Smithfield Foods, Inc.*	64,560	1,938,737

Healthcare - 2.50%
America Service Group, Inc.*	71,645	925,653

New River Funds
Small Cap Fund - Schedule of Investments- Continued
August 31, 2006

	Shares	Market Value
Machinery - 14.33%
AGCO Corp.*	78,520	$ 1,951,222
Cascade Corp.	38,375	1,458,250
Flowserve Corp.*	36,900	1,887,066
		5,296,538
Recreational Products - 3.39%
Polaris Industries, Inc.	32,835	1,251,013

Retail - 4.82%
Pier One Imports, Inc.	97,480	622,897
Tractor Supply Co.*	27,200	1,158,176
		1,781,073
Telecommunications Equipment - 9.46%
Andrew Corp.*	164,400	1,520,700
Newport Corp.*	112,030	1,975,089
		3,495,789

TOTAL COMMON STOCKS (Cost $32,722,795)		34,119,561

SHORT TERM INVESTMENTS - 9.06%
Bank of New York Hamilton Fund Premier Class, 4.91%	1,850,787	1,850,787
Federal Home Loan Bank Discount Note, 5.01%, 9/1/06	800,000	800,000
Federal Home Loan Bank Discount Note, 5.12%, 9/5/06	700,000	699,611
TOTAL SHORT TERM INVESTMENTS (Cost $3,350,398)		3,350,398

TOTAL INVESTMENTS (Cost $36,073,193) - 101.39%		37,469,959
Other assets less liabilities - (1.39)%		(514,473)
NET ASSETS - 100.00%		$ 36,955,486

*Non-income producing security

New River Funds
Core Equity Fund - Schedule of Investments
August 31, 2006

	Shares	Market Value
COMMON STOCKS- 97.29%
Aerospeace/Defense - 3.31%
Goodrich Corp.	5,950	$ 231,752

Beverages - 3.53%
PepsiCo, Inc.	3,790	247,411

Building Materials - 2.53%
Masco Corp.	6,465	177,206

Chemicals - 3.21%
Du Pont (E.I.) de Nemours & Co.	5,635	225,231

Computer Services - 7.93%
Affiliated Computer Services, Inc. Class A *	5,680	291,611
First Data Corp.	6,145	264,051
		555,662
Computer Software & Programming - 3.04%
Check Point Software Technologies Ltd.*	11,450	212,856

Conglomerates - 5.53%
General Electric Co.	6,500	221,390
Tyco International Ltd.	6,355	166,183
		387,573
Construction Services - 2.13%
Toll Brothers, Inc. *	5,655	149,405

Financial Services - 16.36%
Capital One Financial Corp.	2,190	160,089
Citigroup, Inc.	5,250	259,087
Franklin Resources, Inc.	2,940	289,325
Goldman Sachs Group, Inc.	2,000	297,300
H&R Block, Inc.	6,690	140,691
		1,146,492
Food Products - 2.89%
Wrigley, (WM) Jr. Co.	3,500	162,470
Wrigley, (WM) Jr. Co. - Cl. B	875	40,425
		202,895

New River Funds
Core Equity Fund- Schedule of Investments- Continued
August 31, 2006

	Shares	Market Value
Healthcare - 2.67%
Cardinal Health, Inc.	2,780	$ 187,428

Insurance - 8.23%
Allstate Corp.	5,730	331,996
UnitedHealth Group, Inc.	4,720	245,204
		577,200
Medical- Labs - 2.58%
Quest Diagnostics, Inc.	2,810	180,627

Medical- Products - 2.92%
Biomet, Inc.	6,250	204,438

Oil & Gas - 10.89%
Devon Energy Corp.	4,165	260,271
Exxon Mobil Corp.	3,455	233,800
GlobalSantaFe Corp.	5,465	268,987
		763,058
Retail - 10.70%
Best Buy, Inc.	4,512	212,064
Foot Locker, Inc.	12,520	301,732
Wal-Mart Stores, Inc.	5,280	236,122
		749,918
Telecommunications - 6.02%
Cisco Systems, Inc.*	9,600	211,104
Corning, Inc.*	9,480	210,835
		421,939
Telephone - 2.82%
Verizon Communications, Inc.	5,625	197,887

TOTAL COMMON STOCKS (Cost $6,515,243)		6,818,978

SHORT TERM INVESTMENTS - 2.52%
Bank of New York Hamilton Fund Premier Class, 4.91%
(Cost $176,518)	176,518	176,518

TOTAL INVESTMENTS (Cost $6,691,761) - 99.81%		6,995,496
Other assets less liabilities - 0.19%		13,584
NET ASSETS - 100.00%		$ 7,009,080

*Non-income producing security

New River Funds
Statements of Assets and Liabilities
August 31, 2006

	Small Cap	Core Equity
	Fund	Fund
ASSETS:
Investments, at cost	$ 36,073,193	$ 6,691,761
Investments in securities, at value	$ 37,469,959	$ 6,995,496
Receivable for fund shares sold	5,100	-
Receivable for securities sold	227,650	-
Dividends and interest receivable	18,477	7,843
Due from investment adviser	3,191	17,364
Prepaid expenses and other assets	24,167	23,635
Total Assets	37,748,544	7,044,338

LIABILITIES:
Payable for securities purchased	739,915	-
Payable for fund shares repurchased	8,148	-
Payable for distribution fees	7,785	1,478
Accrued expenses and other liabilities	37,210	33,780
Total Liabilities	793,058	35,258
Net Assets	$ 36,955,486	$ 7,009,080

NET ASSETS CONSIST OF:
Paid in capital	$ 35,013,937	$ 6,680,656
Accumulated undistributed net investment income	-	8,987
Accumulated net realized gain from
investment transactions	544,783	15,702
Net unrealized appreciation on investments	1,396,766	303,735
Net Assets	$ 36,955,486	$ 7,009,080
Shares Outstanding (no par value; unlimited number
of shares authorized)	2,552,996	569,796
Net asset value, offering price and redemption
price per share*	$ 14.48	$ 12.30
_____________
* Each Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

New River Funds
Statements of Operations
For the year ended August 31, 2006

	Small Cap	Core Equity
	Fund	Fund
INVESTMENT INCOME:
Interest	$ 118,895	$ 6,882
Dividends	218,305	100,752
Total investment income	337,200	107,634

EXPENSES:
Investment advisory fees	341,750	58,028
Legal fees	98,042	30,748
Distribution fees	85,437	18,134
Administration fees	30,251	22,174
Accounting fees	29,326	23,711
Registration & filing fees	27,016	26,150
Transfer agency fees	23,392	19,157
Printing expense	14,587	1,946
Insurance expense	14,074	6,158
Audit fees	13,789	12,838
Chief Compliance Officer	12,094	3,180
Custody fees	11,198	7,266
Trustees' fees	10,060	5,606
Miscellaneous expenses	1,903	-
Total expenses	712,919	235,096

Less: Expense reimbursement and waivers	(200,209)	(140,695)
Net expenses	512,710	94,401

Net investment income (loss)	(175,510)	13,233

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain from investment transactions	547,961	206,597
Net change in unrealized appreciation
of investments for the period	(385,973)	(77,481)
Net realized and unrealized gain on investments	161,988	129,116
Net increase (decrease) in net assets
resulting from operations	$ (13,522)	$ 142,349

New River Funds
Statements of Changes in Net Assets
Small Cap Fund

	For the year	For the year
	ended	ended
	August 31, 2006	August 31, 2005
NET INCREASE (DECREASE)IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$ (175,510)	$ 311,666
Net realized gain from investment transactions	547,961	118,195
Net change in unrealized appreciation
on investments for the period	(385,973)	1,765,757
Net increase (decrease) in net assets resulting from operations	(13,522)	2,195,618

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
($0.11 and $0.00 per share, respectively)	(257,083)	-
Distributions from net realized gains on investments
($0.06 and $0.05 per share, respectively)	(121,275)	(38,401)
Total distributions to shareholders	(378,358)	(38,401)

CAPITAL SHARE TRANSACTIONS:	10,879,512	20,742,978

Net increase in net assets	10,487,632	22,900,195

NET ASSETS:
Beginning of year	26,467,854	3,567,659
End of year	$ 36,955,486	$ 26,467,854

Accumulated net investment income at end of year	$ -	$ 311,666

New River Funds
Statements of Changes in Net Assets
Core Equity Fund

	For the year	For the year
	ended	ended
	August 31, 2006	August 31, 2005
NET INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 13,233	$ 5,512
Net realized gain from investment transactions	206,597	50,508
Net change in unrealized appreciation
of investments for the period	(77,481)	384,552
Net increase in net assets resulting from operations	142,349	440,572

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
($0.02 and $0.00 per share, respectively)	(8,846)	-
Distributions from net realized gains on investments
($0.42 and $0.04 per share, respectively)	(241,403)	(6,219)
Total distributions to shareholders	(250,249)	(6,219)

CAPITAL SHARE TRANSACTIONS:	1,193,737	5,207,775

Net increase in net assets	1,085,837	5,642,128

NET ASSETS:
Beginning of year	5,923,243	281,115
End of year	$ 7,009,080	$ 5,923,243

Accumulated net investment income at end of year	$ 8,987	$ 5,512

New River Funds
Financial Highlights
Small Cap Fund

Selected data based on a share outstanding throughout each period (a)

	For the year	For the year	October 1, 2003*
	ended	ended	through
	August 31, 2006	August 31, 2005	August 31, 2004

Net asset value, beginning of period	$ 14.49	$ 12.00	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	(0.08)	0.28	(0.11)
Net realized and unrealized gain on investments	0.24	2.26	2.11
Total from investment operations	0.16	2.54	2.00

LESS DISTRIBUTIONS:
From net investment income	(0.11)	-	-
From net realized gains on investments	(0.06)	(0.05)	-
Total distributions	(0.17)	(0.05)	-

Net asset value, end of period	$ 14.48	$ 14.49	$ 12.00

Total return (b)	1.14%	21.13%	20.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 36,955	$ 26,468	$ 3,568
Ratios to average net assets (c,d)
Expenses	1.50%	1.50%	1.83%
Net investment income (loss)	(0.51)%	2.03%	(0.99)%
Portfolio turnover rate	13%	6%	15%

*Commencement of operations.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized for periods less than one year.
(d) Such percentages are after advisory fee waivers and expense subsidies. The amount of waivers and expense subsidies equated to 0.59%, 1.48% and 11.84% of average daily net assets for the periods ended August 31, 2006,
August 31, 2005 and August 31, 2004, respectively.

New River Funds
Financial Highlights
Core Equity Fund

Selected data based on a share outstanding throughout each period (a)

	For the year	For the year	October 1, 2003*
	ended	ended	through
	August 31, 2006	August 31, 2005	August 31, 2004

Net asset value, beginning of period	$ 12.46	$ 10.44	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.02	0.02	(0.02)
Net realized and unrealized gain on investments	0.26	2.04	0.46
Total from investment operations	0.28	2.06	0.44

LESS DISTRIBUTIONS:
From net investment income	(0.02)	-	-
From net realized gains on investments	(0.42)	(0.04)	-
Total distributions	(0.44)	(0.04)	-

Net asset value, end of period	$ 12.30	$ 12.46	$ 10.44

Total return (b)	2.17%	19.70%	4.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 7,009	$ 5,923	$ 281
Ratios to average net assets (c,d)
Expenses	1.30%	1.30%	1.67%
Net investment income (loss)	0.18%	0.17%	(0.21)%
Portfolio turnover rate	26%	24%	38%

*Commencement of operations.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized for periods less than one year.
(d) Such percentages are after advisory fee waivers and expense subsidies. The amount of waivers and expense subsidies equated to 1.94%, 3.93% and 61.24% of average daily net assets for the periods ended August 31, 2006,
August 31, 2005 and August 31, 2004, respectively.

New River Funds

Notes to Financial Statements

August 31, 2006

NOTE 1. ORGANIZATION

New River Funds (the “Trust”) was organized as a statutory trust under the laws of the State of Delaware on April 21, 2003, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Trust is currently comprised of two separate series: New River Small Cap Fund (the “Small Cap Fund”) and New River Core Equity Fund (the “Core Equity Fund”) (collectively the “Funds” and each individually a “Fund”). The Funds commenced operations on October 1, 2003.  Small Cap Fund operates as a non-diversified investment company and Core Equity Fund operates as a diversified investment company, within the meaning of the 1940 Act.  The primary investment objective of each Fund is long-term capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation- Securities listed on any national securities exchange or designated national market system securities are valued at the last reported sales price.  Nasdaq traded securities are valued using the Nasdaq Official Closing Price (NOCP).  Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using the current exchange rates.

Fixed income securities generally are valued by using market quotations as supplied by nationally recognized bond pricing services.  Fixed income securities not covered by pricing services are valued using bid prices obtained from dealers maintaining an active market in the security.

Securities for which current market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at their fair value as determined in good faith under the procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board” or “Trustees”) in accordance with the Trust's Portfolio Securities Valuation Procedures (the "Procedures").  The Procedures consider, among others, the following factors to determine a security's fair value:  the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using the amortized cost method.

New River Funds

Notes to Financial Statements- Continued

August 31, 2006

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES- Continued

Security Transactions and Investment Income-  Securities transactions are recorded on trade date.  In determining net realized gain or loss from the sale of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses-  Most expenses of the Trust can be directly attributed to a Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Federal Income Taxes- It is the Trust’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and any realized capital gains to its shareholders.  Therefore, no federal income tax provision is required.  Each Fund is treated as a separate taxpayer for federal income tax purposes.

Dividends and Distributions- The Funds will pay dividends from net investment income, if any, on an annual basis and will declare and pay distributions from net realized capital gains, if any, at least annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in-capital in the period that the difference arises.

Indemnification- The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

New Accounting Pronouncement- On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of the Funds.

New River Funds

Notes to Financial Statements- Continued

August 31, 2006

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into a management agreement with New River Advisers LLC (the “Manager”). The Manager has overall supervisory responsibility for the general management and investment of each Fund and its securities portfolio, subject to the authority of the Board.  The following table sets forth the annual management fee rates payable by each Fund to the Manager pursuant to the management agreement, expressed as a percentage of the Fund’s average daily net assets, along with the actual management fees earned during the year ended August 31, 2006.

	Management Fee Rate	Management Fee
Small Cap Fund	1.00%	$ 341,750
Core Equity Fund	0.80%	58,028

The Manager has contractually agreed to waive its management fees and/or make payments to limit each Fund’s expenses, other than extraordinary or non-recurring expenses, at least until December 31, 2007.  The expense limitations, expressed as a percentage of each Fund’s average daily net assets, along with the actual management fee waivers and expense reimbursements for year ended August 31, 2006, are disclosed in the table below:

	Expense Limitation	Management Fee Waivers/ Reimbursements
Small Cap Fund	1.50%	$ 200,209
Core Equity Fund	1.30%	140,695

Fees waived or expenses reimbursed may be recouped by the Manager from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed.  However, no recoupment payment will be made by a Fund if it would result in the Fund exceeding the contractual expense limitation described above.  As of August 31, 2006, there was $583,237 and $381,137 of fee waivers and expense reimbursements subject to recapture by the Manager through August 31 of the years below:

	2007	2008	2009
Small Cap Fund	$ 155,454	$ 227,574	$ 200,209
Core Equity Fund	110,592	129,850	140,695

The Manager has entered into sub-advisory agreements with Michael W. Cook Asset Management, Inc., d/b/a Cook Mayer Taylor (“CMT”), on behalf of the Small Cap Fund and with Howe and Rusling, Inc. (“H&R”), on behalf of the Core Equity Fund.  Each sub-adviser is compensated in an amount equal to 40% of the management fee received by the Manager.  Both the Manager and H&R are wholly owned by Third Security, LLC (“Third Security”) and, therefore, are affiliates.

Pursuant to service agreements, Gemini Fund Services, LLC (“GFS”) provides administration , fund accounting and transfer agency, including dividend disbursing, services to the Funds.  GFS also serves as custody

New River Funds

Notes to Financial Statements- Continued

August 31, 2006

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS, Continued

administrator to the Funds pursuant to the terms of the custody agreement between the Funds and The Bank of New York.  Under terms of such agreements, GFS is compensated as follows:

Administration – fixed annual fee per Fund plus a fee based upon a percentage of a Fund’s assets,   computed daily and payable monthly , plus out-of-pocket expenses.

Fund Accounting – annual fees based upon a percentage of a Fund’s assets, subject to certain minimums, computed daily and payable monthly, plus out-of-pocket expenses.

Transfer Agency – annual fees based upon the number of a Fund’s shareholder accounts, subject to certain minimums, computed daily and payable monthly, plus out-of-pocket expenses.

Custody Administration – annual fee based upon a percentage of a Fund’s assets, subject to certain minimums, plus certain transactional charges.

For the year ended August 31, 2006, the Funds incurred the following expenses relating to services performed by GFS:

	Administration	Fund Accounting	Transfer Agency	Custody Administration
Small Cap Fund	$30,251	$29,326	$23,392	$3,980
Core Equity Fund	22,174	23,711	19,157	4,163

Pursuant to a service agreement with the Trust, Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, including related administrative support.  Under the terms of such agreement, FCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended August 31, 2006, the Small Cap Fund and Core Equity Fund incurred expenses of $12,094 and $3,180, respectively, for CCO services.

A trustee and certain officers of the Funds are also officers of the Manager, affiliates of the Manager, H&R, GFS or FCS.

NOTE 4. DISTRIBUTION PLANS

The distributor of the Funds is Aquarius Fund Distributors, LLC (the “Distributor”), an affiliate of GFS and FCS.  The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) under which each Fund reimburses the Distributor or other entities for certain distribution activities and shareholder services performed for the Funds and their shareholders.   The Plan provides for the payment of a distribution fee at an annualized rate of 0.25% per year of each Fund’s average daily net assets.  Because there is no requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, expenses incurred in distributing shares of each Fund in excess of the total payments made by the Fund pursuant to the Plan may or may not be recovered through future distribution fees.

New River Funds

Notes to Financial Statements- Continued

August 31, 2006

NOTE 5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sales of securities, other than short-term securities, for the year ended August 31, 2006, were as follows:

	Purchases	Sales
Small Cap Fund	$ 13,384,921	$ 4,095,597
Core Equity Fund	2,664,436	1,825,114

The identified cost of investments in securities owned by each Fund, for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at August 31, 2006, were as follows:

	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Small Cap Fund	$ 36,073,951	$4,879,020	$ 3,483,012	$ 1,396,008
Core Equity Fund	6,692,612	675,247	372,363	302,884

NOTE 6. CAPITAL SHARE TRANSACTIONS

Each Fund has unlimited shares of beneficial interest authorized with no par value.  Capital share transactions were as follows:

Small Cap Fund	For the year Ended August 31, 2006		For the year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars

Shares sold	1,086,670	$16,168,117	1,624,613	$22,078,894
Shares issued for reinvestment of dividends	25,927	369,490	2,684	37,979
Shares redeemed (Net of $1,524 and $1,326 redemption fees*, respectively)	(385,601)	(5,658,095)	(98,676)	(1,373,895)
Net increase	726,996	$10,879,512	1,528,621	$20,742,978

Core Equity Fund	For the year Ended August 31, 2006		For the year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars

Shares sold	145,895	$1,826,299	479,019	$5,570,691
Shares issued for reinvestment of dividends	19,988	250,249	527	6,219
Shares redeemed (Net of $0 and $511 redemption fees*, respectively)	(71,331)	(882,811)	(31,224)	(369,135)
Net increase	94,552	$1,193,737	448,322	$5,207,775

   *Each Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

New River Funds

Notes to Financial Statements- Continued

August 31, 2006

NOTE 7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2006, Charles Schwab & Co., Inc. and National Financial Services LLC held 50% and 30%, respectively, of the outstanding shares of the Core Equity Fund for the benefit of others.

NOTE 8. TAX INFORMATION

As of August 31, 2006, the Funds reclassified the following amounts arising from a permanent difference in the  book and income tax accounting methods for undistributable net investment losses :

	Decrease Paid-in-Capital	Increase (Decrease) in Undistributed Net Investment Income/Loss	Increase in Accumulated Net Realized Gain on Investments
Small Cap Fund	$ (124,992)	$ 120,927	$ 4,065
Core Equity Fund	―	(912)	912

These reclassifications have no effect on the net asset value of the Funds and is designed generally to present undistributed income on a n income tax basis , which is considered to be more informative to shareholders.

The tax character of distributions paid during the years ended August 31, 2006 and August 31, 2005, were as follows:

Small Cap Fund:	2006	2005
Ordinary Income	$ 351,176	$38,401
Capital Gains	27,182	―
Total	$ 378,358	$38,401

Core Equity Fund:	2006	2005
Ordinary Income	$ 237,123	$6,219
Capital Gains	13,126	―
Total	$ 250,249	6,219

As of August 31, 2006, the components of distributable earnings on a n income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation
Small Cap Fund	$ ―	$ 545,540	$ 1,396,009
Core Equity Fund	8,845	16,695	302,884

The difference between the book basis and income tax basis for the above amounts for each Fund is attributable to the tax treatment of wash sale losses.

New River Funds

Notes to Financial Statements- Continued

August 31, 2006

NOTE 9. SUBSEQUENT EVENT

On October 3, 2006, Third Security executed a definitive agreement to sell H&R to a group of investors controlled by H&R's management.  The transaction is expected to close in the fourth calendar quarter of 2006 following the receipt of required consents.  Following the closing, H&R will no longer be an affiliate of the Manager.

New River Funds

Report of Registered Public Accounting Firm

To the Shareholders and Board of Trustees

New River Funds

We have audited the accompanying statements of assets and liabilities of New River Small Cap Fund and New River Core Equity Fund (each a series of New River Funds or the “Funds”), including the schedules of investments as of August 31, 2006, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from October 1, 2003 (commencement of operations) through August 31, 2004.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform an audit of the Funds’ internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New River Small Cap Fund and New River Core Equity Fund as of August 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 1, 2003 (commencement of operations) through August 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania

October 6, 2006

New River Funds

Board of Trustees and Officers (Unaudited)

The Board has oversight responsibility for the management of the Trust’s business affairs.  Trustees establish procedures and oversee and review the performance of the Manager, the Distributor and others that perform services for the Trust.  The independent trustees, in particular, are advocates for shareholder interests.  The following is a list of the Trustees and Officers with certain background and related information.  Each Trustee is responsible for overseeing both funds in the fund complex.

Name, Address & Age	Positions Held with the Trust	Year of Election or Appointment	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES:
Doit L. Koppler II, CPA* 1881 Grove Avenue Radford, VA 24141 Age: 43	Chairman, Chief Financial Officer, Treasurer and Principal Accounting Officer	2003

Treasurer and a Managing Director of Third Security, LLC since April 2001; Treasurer of Howe and Rusling, Inc., a wholly-owned affiliate of Third Security, LLC, since February 2002; Vice President, Controller, and Asst. Secretary of GIV Holdings, Inc. (holding company of pharmaceutical related companies) from 1992 to 2000.

				None
INDEPENDENT TRUSTEES:
Vijay Singal, Ph.D.,CFA Virginia Tech 1016 Pamplin Hall Blacksburg, VA 24061 Age: 52	Independent Trustee, Member of Fund Audit Committee	2003

Head of the Department of Finance at the Pamplin College of Business at the Virginia Polytechnic Institute and State University (“University”) since the beginning of 2003; J. Gray Ferguson Professor of Finance at the University since 2002; from 1998 through 2002, Associate Professor of the University and prior thereto, he served as an Assistant Professor.

				None
William Fry, CPA 1881 Grove Avenue Radford, VA 24141 Age: 67	Independent Trustee, Member of Fund Audit Committee, Financial Expert	2003	Chief Financial Officer of RADVA Corp. (designer and manufacturer of protective packaging and shape-molded foam products) since 1989.	City of Radford Industrial Development Authority
Leon Peter Fletcher, Ph.D. 1881 Grove Avenue Radford, VA 24141 Age: 67	Independent Trustee	2005	Professer Emeritus of Mathematics at Virginia Polytechnic Institute and State University since 1992.	None

New River Funds

Board of Trustees and Officers (Unaudited) – Continued

Name, Address & Age	Positions Held with the Trust	Year of Election or Appointment	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
OFFICERS:
Robert Patzig 1881 Grove Avenue Radford, VA 24141 Age: 37	Chief Executive Officer and Principal Executive Officer	2003

Senior Managing Director of Third Security, LLC since 2003 and a Managing Director since 1998; Co-Chairman of Howe and Rusling, Inc., a wholly-owned affiliate of Third Security, LLC, since August 2005; Chair of the Equity Investment Committee and Voting Member of the Fixed Income Committee of Howe and Rusling, Inc. since February 2002; Member of Investment Committee of NewVa Capital Partners, LP, an investment partnership managed by Third Security, LLC.

				N/A
Theodore J. Fisher 1881 Grove Avenue Radford, VA 24141 Age: 35	Secretary	2003

Associate General Counsel of Third Security, LLC since April 2003;  from September 1996 to April, 2003, an Associate on the Global Capital Markets and Mergers and Acquisitions Team at Hunton & Williams LLP (law firm), Richmond, Virginia.

				N/A
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 37	Assistant Secretary	2003

President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Manager, Fund Compliance Services, LLC (since 3/2006); Manager (since 3/2006) and President (since 2004), GemCom LLC; Vice President, JP Morgan Chase & Co. (1998-2001).

				N/A
Michael Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 55	Chief Compliance Officer	2006

President of Fund Compliance Services, LLC (2006–present), formerly Senior Vice President (2004-2006); Vice President of GemCom, LLC (2004 – present); President and Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- present).

				N/A

* Mr. Koppler is considered to be an “interested” Trustee because of his officer positions in the parent company of the Manager and Howe and Rusling, Inc.

The Statement of Additional Information for the Trust includes additional information about Trustees and Officers and is available, without charge, upon request by calling 1-866-NRA-FUND (1-866-672-3863).

New River Funds

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund you incur ongoing costs including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  Additionally, you may incur transactional costs in the form of redemption fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.   Th e Example is based on $1,000 invested on February 28, 2006, and held until August 31, 2006.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (2/28/06)	Ending Account Value (8/31/06)	Expenses Paid During Period* (3/1/06 to 8/31/06)
Small Cap Fund
Actual	$1,000.00	$ 929.09	$ 7.29
Hypothetical (5% return before expenses)	1,000.00	1,017.64	7.63
Core Equity Fund
Actual	1,000.00	973.10	6.47
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.61

*Expenses are equal to the Fund’s annualized expense ratios of 1.50% and 1.30% for Small Cap Fund and Core Equity Fund, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New River Funds

Additional Information (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board, including all of the Independent Trustees, met on July 14, 2006, to consider the following existing agreements:  the Investment Management Agreement between the Funds and the Manager; the Sub-Advisory Agreement between the Manager and H&R with respect to the Core Equity Fund; and the Sub-Advisory Agreement between the Manager and CMT with respect to the Small Cap Fund (the Sub-Advisory Agreements are collectively referred to as the “Sub-Advisory Agreements” and CMT and H&R are collectively referred to as the “Sub-Advisers”).

At its meeting, the Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and the audit committee. The Board also evaluated and considered, among other things, written information provided in advance of the meeting by the Manager and Sub-Advisers as well as answers to questions posed by the Board to representatives of the Manager and Sub-Advisers.  The Board, including the Independent Trustees (who comprise 75% of the Board) assisted by the advice of independent counsel, made its determinations separately with respect to each of the Investment Management and Sub-Advisory Agreements.

The Board did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors.  The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole.  Below is a discussion of the information considered by the Board, as well as the Board’s conclusions with respect to the Investment Management and Sub-Advisory Agreements presented to the Board for its approval at the July 14, 2006 meeting.

Nature, Extent and Quality of Services

Manager:  The Board examined the nature, extent and quality of the services provided by the Manager to the Trust and each of its Funds.  The Board evaluated the experience of the Manager and considered that the Trust and its Funds are the Manager’s only clients for who they provide services.  In addition to focusing exclusively on the administration and oversight of the Funds, the Manager (i) funds the costs of marketing and distributing the Funds (including paying for the cost of revenue-sharing agreements for platform access with the major brokerage houses that exceeds available Rule 12b-1 monies), (ii) waives all or a significant portion of its earned advisory fees for the Core Equity Fund and Small Cap Fund, respectively, (iii) reimburses each Fund, to the extent necessary, to maintain a net expense ratio that is comparable to its peer fund group , (iv) derives no benefit from economies of scale because they serve no other regulated investment companies or investment advisory clientele, (v) continues to incur operating losses while the Funds grow and (vi) is committing to supporting the Funds until they become large enough to maintain a competitive expense ratio without further subsidization ..  The Board noted the experience of key personnel at the Manager the Manager’s financial strength.  The Board also noted the terms of the Investment Management Agreement and the responsibilities of the Manager, including the responsibility to oversee the management of the Funds’ investment portfolios, comply with the Funds’ investment policies and objectives, and the implementation of the Board’s directives as they relate to the Funds’ investments.  The Board determined there was a reasonable basis to conclude that the Manager would continue to provide high quality investment management services to the Trust and its Funds.

Sub-Advisers:  The Board examined the nature, extent and quality of the services provided by the Sub-Advisers with respect to each Fund.  The Board evaluated the experience, noting particularly the experience of each Sub-Adviser’s key personnel, and the financial strength of each Sub-Adviser.  The Board also noted the terms of each Sub-Advisory Agreement and the responsibilities of each Sub-Adviser, including the responsibility to manage the investment operations and composition of the Fund’s portfolio in accordance with such Fund’s investment objective and strategies as stated in the Trust’s Prospectus and Statement of Additional Information, as from time to time in effect.  With respect to each Fund, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Sub-Adviser under

New River Funds

Additional Information (Unaudited)- Continued

the respective Sub-Advisory Agreement, and determined there was a reasonable basis to conclude that the Sub-Adviser would continue to provide satisfactory investment sub-advisory services to the Fund.

Investment Performance

The Board examined information provided by the Manager regarding the performance history of each Fund compared to its benchmark index for the one year period ended June 30, 2006, and for the period from each Fund’s inception on October 1, 2003 through June 30, 2006.  The Board also reviewed information contained in a report prepared by an independent firm that consisted of detailed performance information for each Fund and its peer group.  The Board also considered the small size of each Fund.  For each Fund, the Board concluded that continuation of the Sub-Advisory Agreements was appropriate in light of the limited operating history, the relatively small asset sizes of each Fund and, with respect to the Core Equity Fund, the steps being taken to improve performance.  The Board requested that the Manager closely monitor the performance of the Core Equity Fund because of its significant underperformance compared to its benchmark.  The benchmark and peer group comparisons for each Fund are discussed below.

Small Cap Fund:  The Fund outperformed its benchmark, the Russell 2000 Total Return Index, for the period since the Fund’s inception and underperformed its benchmark for the one year period ended June 30, 2006.  For the one year period ended May 31, 2006, the Fund underperformed the median and average performance of its peer group.  Despite the Fund’s recent underperformance, the Board noted that the Fund has outperformed the median and average performance of its peer group since the Fund’s inception.

Core Equity Fund:  The Fund underperformed its benchmark, the S&P 500 Total Return Index, for the one year period ended June 30, 2006 and for the period since the Fund’s inception.  For the one year period ended May 31, 2006 and for the period since the Fund’s inception, the Fund underperformed the median and average performance of its peer group.

Advisory Fees, Sub-Advisory Fees and Total Expenses

The Board considered the advisory fee paid by each Fund to the Manager as well as the sub-advisory fees paid by the Manager to the Sub-Advisers.  To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent firm that consisted of detailed information for each Fund, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and compared each Fund against its peer group.  For each Fund, the Board noted that the contractual management fee was comparable to the median contractual management fees of its peer group and that the actual expense ratio for each Fund was greater than the median actual expense ratio of its peer group.  However, significant consideration was given to the fact that the Manager has entered into a Contractual Management Fee Waiver Agreement (the “Expense Limitation Agreement”), whereby the Manager agrees to waive a portion or all of its advisory fee and, if necessary, to reimburse a Fund to the extent total operating expenses (excluding interest, taxes, brokerage commissions, other expenses that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Fund’s business) exceed certain limits.  The Board also noted that the net asset levels of each Fund were generally at the lower end of the net asset range for its peer group.

Costs of Services and Profits Realized

The Board examined information provided by the Manager with respect to the Manager’s costs of providing advisory services to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds, and the estimated loss to the Manager in providing such services.  The Manager has lost money on the operation of the Trust on an overall basis and for each Fund.  The Board examined the anticipated revenues that the Manager is expected to receive for providing advisory services to the Funds.  The Board also gave significant consideration to the fact that the Manager has entered into an Expense Limitation Agreement with the Trust, whereby through December 31, 2007, the Manager agrees to waive a portion or all of its advisory fee and, if necessary, to reimburse each

New River Funds

Additional Information (Unaudited)- Continued

Fund for certain fees and expenses to the extent total operating expenses exceed certain limits.  The Board noted that the Manager compensates each Sub-Adviser out of the management fee received from each Fund and, to the extent the Manager waives a portion or all of its advisory fee from a Fund, the respective Sub-Advisor waives an equal portion of its sub-advisory fee.  In light of the net asset levels of the Funds and the costs of services to be provided by the Manager and Sub-Advisers, the Board concluded that the cost of services to be provided by Manager to be reasonable and the profits to be realized by the Manager and Sub-Advisers are likely to be relatively modest in light of the net asset levels of each Fund.

Intangible Benefits

The Board considered the fact that there are no other tangible benefits to the Manager or Sub-Advisers in providing investment advisory services to the Funds, other than the fee to be earned under the respective Investment Management and Sub-Advisory Agreements.  The Board noted that the Manager and Sub-Advisers do not use soft dollar arrangements in connection with services provided to the Funds.  There may be certain intangible benefits gained to the extent that serving the Funds could enhance the reputations of the Manager and Sub-Advisers in the marketplace, and, therefore, would enable the Manager and Sub-Advisers to attract additional client relationships.  The Board concluded that the benefit to be derived by the Manager and Sub-Advisers were reasonable and consistent with the types of benefits generally derived by Manager and Sub-Advisers to mutual funds.

Economies of Scale

The Board considered whether the Trust has benefited from economies of scale and whether there is a potential for future realization of economies of scale with respect to the Funds.  The Board considered the Manager ’ s losses incurred in providing services to the Trust and the Funds and the materials provided by the independent firm described above that showed that the net assets of each Fund were generally at the lower end of the net asset range of each Fund’s respective peer group ..  Therefore, the Board concluded that the advisory fee structure for the Manager and each Sub-Advisor was reasonable and that no changes were currently necessary to reflect economies of scale.

Conclusion

The Board, having requested and received such information from the Manager and the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Investment Management and Sub-Advisory Agreements, unanimously approved the continuance of the (1) Investment Management Agreement with respect to the Trust and its Funds and (2) Sub-Advisory Agreements with respect to each Fund.

Additional Matters

At its July 14, 2006 meeting, the Board considered, with respect to the Core Equity Fund, a proposed Interim Sub-Advisory Agreement (the “Interim Agreement”) between the Manager and H&R and a proposed new Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between the Manager and H&R (together, the “Proposed Agreements”).

Third Security, LLC, the owner of both the Manager and H&R, has agreed to sell H&R to a group of investors controlled by H&R’s existing management team (the “Transaction”).  The Board considered the Proposed Agreements with respect to the Core Equity Fund because the investment sub-advisory agreement currently in effect (the “Current Sub-Advisory Agreement”) will terminate upon completion of the Transaction because, as required by the 1940 Act, the Current Sub-Advisory Agreement provides for automatic termination upon its “assignment.”  Under the 1940 Act, a change in control of an investment advisor (including a sub-advisor) constitutes an “assignment.”  The completion of the Transaction, therefore, will result in the assignment of the Current Sub-Advisory Agreement, and its automatic termination.  Upon termination of the Current Sub-Advisory Agreement, the Board considered an Interim Agreement which will become effective upon the completion of the Transaction and will remain in effect until the earlier of 150 days following the completion of the Transaction or the date the shareholders of the Core Equity Fund approve the New Sub-Advisory Agreement.

New River Funds

Additional Information (Unaudited)- Continued

To assist the Board in its consideration of the Proposed Agreements, the Manager and a representative from H&R provided materials to the Board and answered questions from the Trustees regarding the ownership and operation of H&R following the completion of the Transaction.  The Manager informed the Board that, in its view and while the effect of the Transaction could not be fully known until after the closing, none of the factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreement would be affected in any significant way by the Transaction.  The Board considered the effect of the Transaction on the Fund and the current portfolio management team at H&R responsible for the day-to-day management of the Fund.  The H&R representative informed the Board that a very small number of personnel changes were being considered and that, in H&R’s view, the expected changes should improve the portfolio management results by improving the process by which investment buy and sell decisions will be made.  The Manager informed the Board that it will monitor the transition and its effect on the Fund.  The Board considered that the material terms of the Proposed Agreements, including the nature and extent of services to be provided and the sub-advisory fees to be paid by the Manager to H&R, are substantially the same as provided in the Current Sub-Advisory Agreement.  The Board also considered that the Manager will continue to administer and oversee the Fund.

Based on its evaluation of all the factors it deemed to be material, including the factors described above, the Board, including the Independent Trustees (who comprise 75% of the Board) assisted by the advice of independent counsel, concluded that it would be appropriate for H&R to serve, after the Transaction, as sub-adviser to the Core Equity Fund pursuant to the Proposed Agreements.  Accordingly, the Board unanimously approved the Proposed Agreements.

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-NRA-FUND (1-866-672-3863) or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (For information on the operation of the Public Reference Room call 1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-NRA-FUND (1-866-672-3863).

Investment Adviser

New River Advisers LLC

1881 Grove Avenue

Radford, VA 24141

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent &

Dividend Disbursing Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Distributor
Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Independent Auditors

Tait, Weller & Baker LLP

1818 Market Street

Philadelphia, PA 19103

Shareholder Information:

1-866-NRA-FUND

(1-866-672-3863)

www.newriverfunds.com

NEW RIVER SMALL CAP FUND

NEW RIVER CORE EQUITY FUND

ANNUAL REPORT

AUGUST 31, 2006

This report and the financial statements contained herein are submitted for general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the New River Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.  There were no amendments to the Code of Ethics during the period covered by this report.  The Registrant did not grant any waivers from any provisions of the Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that William Fry is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Fry is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended August 31, 2006, the aggregate audit, audit-related, tax and all other fees billed by Tait, Weller & Baker LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for the New River Funds are shown below.  The aggregate tax fees billed by Tait, Weller & Baker LLP were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

FY 2006

$ 22,400

FY 2005

$ 18,000

(b)

Audit-Related Fees

FY 2006

$ 0

FY 2005

$ 0

(c)

Tax Fees

FY 2006

$ 4,600

FY 2005

$ 4,400

(d)

All Other Fees

FY 2006

$ 0

FY 2005

$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended August 31, 2006.

(f)

During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

Not applicable.  There were no non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, or rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant during FY 2006 or 2005.

(h)

Not applicable.  There were no non-audit services provided to the Registrant were during FY 2006.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures on October 18, 2006, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that (1) the information required in filings on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, and (2) that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

New River Funds

By /s/ Robert Patzig

     Robert Patzig, Chief Executive Officer

Date 11/09/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert Patzig

     Robert Patzig, Chief Executive Officer

Date 11/09/2006

By /s/ Doit L. Koppler II
     Doit L. Koppler II, Chief Financial Officer

Date 11/09/2006